UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

Rex Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

366 Walker Drive State College, Pennsylvania		16801
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (814) 278-7267

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 27, 2016, the Company held the 2016 Annual Meeting at 11:00 a.m. at The Hampton Inn & Suites located at Williamsburg Square, State College, Pennsylvania 16803. As of April 11, 2016, the record date for the 2016 Annual Meeting, there were 66,048,227 shares of common stock issued and outstanding. A quorum of common stockholders, present in person or by proxy, representing 51,034,870 shares of common stock was present at the 2016 Annual Meeting. The final voting results of the 2016 Annual Meeting are set forth below. Each of these items is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 27, 2016.

Proposal One – Election of Directors

The Company’s common stockholders elected each of the Company’s six nominees for director to serve a term of one year to expire at the 2017 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, as set forth below:

NAME	VOTES FOR	VOTES WITHHELD	BROKER NON- VOTES
Lance T. Shaner	27,899,445	771,596	22,363,829
Thomas C. Stabley	28,365,601	305,440	22,363,829
Jack N. Aydin	28,296,168	374,873	22,363,829
John A. Lombardi	28,378,500	292,541	22,363,829
Eric L. Mattson	28,373,899	297,142	22,363,829
John J. Zak	28,267,208	403,833	22,363,829

Proposal Two – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s common stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, as set forth below:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
50,287,102	335,491	412,277

Proposal Three – Advisory Vote on Executive Compensation

The Company’s common stockholders approved the compensation of its named executive officers as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2016, as set forth below:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON- VOTES
26,989,641	1,490,140	191,260	22,363,829

Proposal Four – Amendment to the Company’s Certificate of Incorporation to Increase Authorized Shares

The Company’s common stockholders approved the amendment of the Company’s Certificate of Incorporation increasing the number of authorized shares of the Company’s common stock from 100,000,000 to 200,000,000 as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2016, as set forth below:

1

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON- VOTES
44,029,551	6,413,945	591,374	0

Proposal Five – 2016 Long Term Incentive Plan

The Company’s common stockholders approved 2016 Long-Term Incentive Plan as described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2016, as set forth below:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON- VOTES
26,753,275	1,805,190	112,576	22,363,829

Item 8.01	Other Events.

On May 27, 2016, the Company’s Nominating and Governance Committee recommended and the Board approved changes to the membership of each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee of the Board. Jack N. Aydin, who has been designated by the Board as an Independent Director, has joined all three committees, and has been named Chairman of the Nominating and Governance Committee.

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Sr. Vice President, General Counsel and Secretary

Date: June 2, 2016